UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2024
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On October 2, 2024, the board of directors (the “Board”) of Quanterix Corporation (the “Company”) appointed Ivana Magovčević-Liebisch, Ph.D., J.D. to serve on the Board effective immediately. Dr. Magovčević-Liebisch will serve as a Class III director with a term that will expire at the Company’s 2026 annual meeting of stockholders. Dr. Magovčević-Liebisch has also been appointed as a member of the Compensation Committee of the Board.

There is no arrangement or understanding between Dr. Magovčević-Liebisch and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Dr. Magovčević-Liebisch and any of the Company’s other directors or executive officers. Dr. Magovčević-Liebisch does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

In accordance with the Company’s amended and restated non-employee director compensation policy (the “Policy”), Dr. Magovčević-Liebisch received an equity award valued at $400,000 comprised of (i) 60% non-qualified stock options to purchase the Company’s common stock at an exercise price equal to the closing price of the common stock on October 2, 2024 and (ii) 40% RSUs. The options vest over three years from the date of grant, with one-third vesting on the first anniversary and the remainder vesting over the following two years in 24 successive equal monthly installments. The RSUs vest over a three-year period, with one-third vesting on each of the first, second, and third anniversaries of the grant date. Dr. Magovčević-Liebisch will also receive annual compensation and annual equity awards as further provided in the Policy. A description of the Policy is available in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2024 (File No. 001-38319) under the heading “Executive Officer and Director Compensation – Director Compensation – Non-Employee Director Compensation Policy.”

A copy of the press release dated October 2, 2024 announcing the appointment of Dr. Magovčević-Liebisch is filed as Exhibit 99.1 hereto and is incorporated by reference herein
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release dated October 2, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: October 3, 2024